UBS Series Funds

May 31, 2022

Supplement to the Prospectus dated August 27, 2021.

Includes:

•	UBS Prime Preferred Fund
•	UBS Tax-Free Preferred Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund (each, a “fund” and together, the “funds”), each a series of UBS Series Funds (the “Trust”), regarding the minimum initial investment amount for each fund.

At the recommendation of UBS Asset Management (Americas) Inc. (“UBS AM”), the funds’ investment adviser, the Trust’s Board of Trustees (the “Board”) has approved (i) a reduction in the minimum initial investment amount for UBS Financial Services Inc. customers/clients purchasing shares of the funds through brokerage accounts to $5,000,000, as determined on a household basis, and (ii) elimination of the minimum initial investment amount for UBS Financial Services Inc. customers/clients purchasing shares of the funds through fee-based advisory programs.

These disclosure changes will become effective on June 6, 2022 (“Effective Date”).

The Prospectus is hereby supplemented as shown below.

On the Effective Date, the section captioned “Fund summary” and sub-captioned “Purchase & sale of fund shares” for each fund in the Prospectus is revised by replacing the sixth and seventh sentences of that section in their entirety with the following:

The minimum investment level for initial purchases generally is $50,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. brokerage accounts is $5,000,000, as determined on a household basis. Initial purchases made through UBS Financial Services Inc. fee-based advisory programs, subsequent purchases, and purchases through exchanges are not subject to a minimum investment level.

On the Effective Date, the section captioned “Managing your fund account” and sub-captioned “Minimum investment” beginning on page 25 of the Prospectus is revised by replacing the first and second paragraphs of that section in their entirety with the following:

The minimum investment level for initial purchases of UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund generally is $50,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. brokerage accounts is $5,000,000, as determined on a household basis.

ZS-1171

Initial purchases made through UBS Financial Services Inc. fee-based advisory programs, subsequent purchases, and purchases through exchanges are not subject to a minimum investment level.

On the Effective Date, the section captioned “Managing your fund account” and sub-captioned “Minimum investment” beginning on page 31 of the Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

The minimum investment level for initial purchases of UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund generally is $50,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. brokerage accounts is $5,000,000, as determined on a household basis.

Initial purchases made through UBS Financial Services Inc. fee-based advisory programs, subsequent purchases, and purchases through exchanges are not subject to a minimum investment level.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

2